Exhibit Number	Description
3.1	Articles of Incorporation (1)
3.2	By-Laws(1)
5.1	Opinion of Cane Clark, LLP, with consent to use(1)
10.1	License Agreement (1)
10.2	Slack Services(1)
10.3	Bendio Services(1)
10.4	MERI China, LLC Manufacturing Bid(1)
10.5	Consulting Agreement
23.1	Consent of Malone & Bailey, PC
24.1	Power of Attorney (see attached signature page)

(1) Included in previously filed registration statement.

CROWBERRY 1622 EAST PLAZA DRIVE POST FALLS, 1D 83854 208.640.6193 shellycroswhite@gmail.com ac@allencroswhite.com

QUOTE

Mr. Greg Ruff,
Thank you for meeting with me yesterday.

CLIENT

Greg Ruff | QE Brushes | gregpaulruff@aol.com | 509.535.8131

PROJECT

K9 Toothbrush (poochYsmooch)

Logo (color study and dog image)	$400.00
Package Design (instructions and bar code)	$300.00

Cost includes 2 rounds of changes per project.
Should more time be needed, our hourly rate of $50.00 per/hr applies.

•	50% to begin project, 50% upon completion-Please write check to Allen Croswhite
•	Black and white logo and barcode proof by Friday July 17th

Regards,

Shelly and Allen Croswhite